                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

Adecom Quimica Ltda                                          Brazil

ADX Corp.                                                   Michigan

Anco Australasia Pty Limited                               Australia

Aquazur Pte Ltd                                            Singapore

AQR Limited                                              United Kingdom

Bert Investments Pty Ltd                                   Australia

Board Chemistry Incorporated                                Delaware

Calgon Corporation                                          Delaware

Calgon Europe Limited (UK)                               United Kingdom

Calgon Japan KK                                              Japan

Chemasia Industries Sdn. Bhd.                               Malaysia

CSC Kemico (South East Asia) Sdn Bhd.                       Malaysia

Derypol SA                                                   Spain

Deryshares B.V.                                           Netherlands

Deutsche Nalco Equipment GmbH                               Germany

Gas Corrosion Control CA                                   Venezuela

Gordonkim Pty Limited                                      Australia

Houseman Limited                                         United Kingdom

Houseman Waterbehandeling B.V.                            Netherlands

Hydrosan Ltd.                                            United Kingdom

International Water Consultant B.V.                       Netherlands

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

International Water Consultant GmbH                         Austria

Knowles Investment Company Pty Ltd                         Australia

Malaysian Energy Chemical & Services Sdn Bhd                Malaysia

Nalco AB                                                     Sweden

Nalco Acquisition One Unlimited                          United Kingdom

Nalco Acquisition Two Limited                            United Kingdom

Nalco American Holding, Inc.                                Delaware

Nalco Anadolu Kimya Sanayii Ve Ticaret A.S.                  Turkey

Nalco Applied Services of Europe B.V.                     Netherlands

Nalco Argentina S.R.L.                                     Argentina

Nalco Australia Pty Ltd                            New South Wales, Australia

Nalco Australia Worldwide Holdings Pty. Ltd.               Australia

Nalco Belgium NV/SA                                         Belgium

Nalco Brasil Ltda                                            Canada

Nalco China Holdings LLC                                    Delaware

Nalco Company LLC                                           Delaware

Nalco Czechia s.r.o.                                     Czech Republic

Nalco Danmark A/S                                           Denmark

Nalco de Colombia Ltda                                      Columbia

Nalco de Mexico, S. de R.L. de C.V.                          Mexico

Nalco Delaware Company                                      Delaware

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

Nalco Deutschland GmbH                                      Germany

Nalco Diversified Technologies Limited                   United Kingdom

Nalco Dutch Holdings B.V.                                 Netherlands

Nalco Energy Services FSC, Inc.                          Virgin Islands

Nalco Energy Services Equatorial Guinea LLC                 Delaware

Nalco Energy Services Holdings LLC                          Delaware

Nalco Energy Services, Inc.                                 Delaware

Nalco Energy Services Limited                            United Kingdom

Nalco Energy Services, L.P.                                 Delaware

Nalco Energy Services Marketing Limited                  United Kingdom

Nalco Energy Services Middle East Holdings, Inc.            Delaware

Nalco Energy Services Nigeria Limited                       Nigeria

Nalco Energy Services Sdn Bhd                               Malaysia

Nalco Espanola, S.A.                                         Spain

Nalco Europe BV                                           Netherlands

Nalco Egypt, Ltd.                                            Egypt

Nalco Finance Holdings, Inc.                                Delaware

Nalco Finance Holdings LLC                                  Delaware

Nalco Finance Holdings II Inc.                              Delaware

Nalco Finland Oy                                            Finland

Nalco Foreign Sales Corporation                          Virgin Islands

Nalco France                                                 France

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

Nalco FT, Inc.                                              Delaware

Nalco Global Holdings B.V.                                Netherlands

Nalco Global Holdings LLC                                   Delaware

Nalco Gulf Limited                               Jersey on the Channel Islands

Nalco Hellas S.A.                                            Greece

Nalco Holding B.V.                                        Netherlands

Nalco Holding S.L.                                           Spain

Nalco Holdings LLC                                          Delaware

Nalco Holdings Australia Pty. Limited              New South Wales, Australia

Nalco Holdings Germany GmbH                                 Germany

Nalco Holdings UK Limited                                United Kingdom

Nalco Hong Kong Limited                                    Hong Kong

Nalco Holdings GmbH                                         Austria

Nalco Hungary Kft.                                          Hungary

Nalco Industrial Outsourcing Company                        Delaware

Nalco Industrial Services Chile Limitada                     Chile

Nalco Industrial Services Malaysia Sdn. Bhd                 Malaysia

Nalco Industrial Services (Suzhou) Co., Ltd.       People's Republic of China

Nalco Industrial Services (Thailand) Co. Ltd.               Thailand

Nalco International Holdings B.V.                         Netherlands

Nalco International Holdings LLC                            Delaware

Nalco Investment Holdings LLC                               Delaware

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

Nalco Investments Australia Pty Limited            New South Wales, Australia

Nalco Investments U.K. Limited                           United Kingdom

Nalco Italiana SRL                                           Italy

Nalco Korea Limited                                       South Korea

Nalco Leasing Corporation                                   Delaware

Nalco Limited                                            United Kingdom

Nalco Netherlands B.V.                                    Netherlands

Nalco New Zealand Limited                                 New Zealand

Nalco Norge AS                                               Norway

Nalco Oesterreich Ges m.b.H.                                Austria

Nalco Overseas Holding B.V.                               Netherlands

Nalco Pacific Pte. Ltd.                                    Singapore

Nalco Philippines, Inc.                                   Philippines

Nalco Polska Sp. Z O.O.                                      Poland

Nalco Portuguesa (Quimica Industrial) Ltd.                  Portugal

Nalco PWS, Inc.                                             Delaware

Nalco Resources Investment Company                           Texas

Nalco Services, Ltd.                                     United Kingdom

Nalco (Shanghai) Trading Co. Ltd.                  People's Republic of China

Nalco Superannuation Pty Ltd.                              Australia

Nalco Taiwan Co., Ltd.                                       Taiwan

Nalco Tecnologie Diversificate Srl                           Italy

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

Nalco TWO, Inc.                                             Delaware

Nalco UK Group Ltd.                                      United Kingdom

Nalco U.S. Holdings LLC                                     Delaware

Nalco Venezuela S.C.A.                                     Venezuela

Nalco Worldwide Holdings B.V.                             Netherlands

Nalco Worldwide Holdings LLC                                Delaware

Nalco ZAO                                                    Russia

Nalco/Exxon Energy Chemicals (Cameroon) S.A.R.L.            Cameroon

Nalfirst Holding, Inc.                                      Delaware

Nalfirst Leasing Corporation                                Delaware

Nalfleet, Inc.                                              Delaware

Nalfloc Limited                                          United Kingdom

Nalgreen, Inc.                                              Delaware

Naltech, Inc.                                               Delaware

NDC LLC                                                     Delaware

Oatlands Investments Company Pty. Ltd.                     Australia

Oekophil AG                                               Switzerland

Oekophil Deutschland GmbH                                   Germany

Oekophil Handels AG                                       Switzerland

Ondeo Nalco Energy Services (Kazan)                         Russia

Ondeo Nalco Energy Services Pty Ltd.                       Australia

NAME OF SUBSIDIARY                               JURISDICTION OF INCORPORATION
------------------                               -----------------------------

Ondeo Nalco Energy Services Singapore Pte Ltd              Singapore

Ondeo Nalco India Limited                                    India

Ondeo Nalco Japan Company Limited                            Japan

Ondeo Nalco Saudi Co. Ltd.                                Saudi Arabia

ONES Colombia Holdings LLC                                  Delaware

ONES West Africa LLC                                        Delaware

Paper Chemicals, Inc.                                        Texas

P.T. Nalco Indonesia                                       Indonesia

Pure-Chem Products Company, Inc.                           California

Team Specialty Chemicals Sdn Bhd                            Malaysia

United Chemasia Sdn. Bhd.                                   Malaysia

Visco Products Company                                       Texas

Waterman Chemical Company Pty Limited                      Australia

Wyss Wassertechnik AG                                     Switzerland